Exhibit 10.1

WAIVER AND RELEASE
OF
CHANGE IN CONTROL AGREEMENT

     THIS WAIVER AND RELEASE made this 17th day of October, 2002 (the “Effective Date”) by David R. Clark (“Executive”) to Pierre Foods, Inc. (the “Company”).

     In consideration of Ten dollars ($10.00) and other valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the undersigned Executive does hereby release the Company from, and waive all rights and interest in, that certain Amended and Restated Change in Control Agreement dated July 6, 1999 (“Agreement”) by and between the Company and the Executive, and said Agreement is hereby terminated and is of no further force or effect, effective as of the Effective Date.

     IN WITNESS WHEREOF, the undersigned Executive has executed this Waiver and Release as of the Effective Date.

/s/ David R. Clark David R. Clark	(SEAL)

Acknowledge, Accept and Agree
as of the Effective Date:

Pierre Foods, Inc.

By:	/s/ Pamela M. Witters Pamela M. Witters, Chief Financial Officer

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